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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2005

                          COMMUNITY FIRST BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)


             Maryland               0-50322            36-4526348
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(State or other jurisdiction      (Commission        (IRS Employer
       of incorporation)          File Number)       Identification No.)



2420 North Main Street, Madisonville, KY                42431
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(Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (270) 326-3500
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.01 Entry into a Material Definitive Agreement
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         On May 19, 2005, the Community  First Bank 2005  Restricted  Stock Plan
(the "RSP") was approved by the Registrant's stockholders at the 2005 Annual Meeting. The Registrant's principal subsidiary, Community First Bank (the "Bank"), has entered into the Community First Bank 2005 Restricted Stock Plan and Trust Agreement (the "RSP Trust Agreement") with the non-employee directors of the Bank as Trustees. Pursuant to the RSP, shares of restricted stock may be awarded to eligible participants. For additional information on the terms of the RSP, reference is made to the RSP Trust Agreement which included herewith as
Exhibit 10.1 and incorporated by reference herein. Effective May 19, 2005, shares of restricted stock were awarded to the following directors and executive officers of the Registrant in the amounts indicated below.


                                                                          Number of Shares
Name and Position                                                              Granted
-----------------                                                              -------

William M. Tandy, President and Chief Executive Officer                      2,082
Michael D. Wortham, Chief Financial Officer, Treasurer and Secretary           833
Steven E. Carson, Director                                                     354
J. Craig Riddle, Director                                                      416
Ralph T. Teague, Director                                                      416
Charles G. Ramsey, Director                                                    206
Paul W. Arison, Director                                                       305
Charlotte E. Baldwin, Director                                                 354
C. Barry Vaughn, Director                                                      231


All such awards shall be earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Registrant or the Bank (as defined in the RSP). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.


Item 9.01  Financial Statements and Exhibits
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  (c) Exhibits. The following exhibits are filed with this report.

  Exhibit 10.1 -- Community First Bank 2005 Restricted Stock Plan and
                  Trust Agreement
  Exhibit 10.2 -- Form of Restricted Stock Award



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMUNITY FIRST BANCORP, INC.




Date: May 19, 2005           By: /s/William M. Tandy
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                                 William M. Tandy
                                 President and Chief Executive Officer













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